First Quarter FY 2025 Results August 8th, 2024 Exhibit 99.2

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, adjusted diluted EPS, and free cash flow; the Company’s ability to execute on its brand-building strategy and to maximize shareholder value; the Company’s expected growth, including with respect to Summer’s Eve® and international sales; the impact and timing of supply chain challenges; and the Company’s capital allocation strategy and optionality, including its pursuit of M&A, share buybacks and debt reductions. Words such as “anticipate,” “continue,” “expect,” “expectation,” “enable,” “remain,” “progressing towards,” “positioned,” “trend,” “proven,” “outlook,” “focus,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and disruption as a result of labor shortages; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 8, 2024 earnings release in the “About Non-GAAP Financial Measures” section.

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 25 Outlook 3

F I R S T Q U A R T E R F Y 2 5 R E S U L T S I. Performance Update

FY 25 Off to a Good Start in Q1

Q1 FY 25 Sales Drivers	
	■ Quarterly Revenue of $267.1 million, ahead of expectations ■ Outperformance highlighted by Eye & Ear Care sales timing and continued International growth ■ Continue to execute proven brand-building strategy

Q1 FY 25 Sales Drivers

- Quarterly Revenue of $267.1 million, ahead of expectations
- Outperformance highlighted by Eye & Ear Care sales timing and continued International growth
- Continue to execute proven brand-building strategy

Superior Earnings and FCF

- Gross Margin slightly down due to higher air freight
- Adjusted Diluted EPS[(2)] better than expected thanks to Q1 revenue timing
- Stable financial profile and resulting Free Cash Flow[(2)] generation

Disciplined Capital Allocation

- Leverage of 2.8x[(3)] continues to enable capital allocation optionality
- Continued debt reduction and completed $26 million of share repurchases
- M&A, share buybacks, and debt reduction remain optimal capital allocation levers

PrestigeConsumer HEALTHCARE
FIRST QUARTER FY 25 RESULTS
5

Summer's Eve Progressing Towards Return to Growth

summer's eve

Core Portfolio Stabilizing


Sprays, Mists & Other
Washes & Cleansing Cloths

- Washes & Cloths performing well; Sprays remain challenged
- Strong consumption trends led by Target & Amazon

Innovation Supported by Engaging Campaigns


Ultimate
ODOR PROTECTION
summer's eve
Ultimate
ODOR PROTECTION


GET 24/7 FRESHNESS
pH-Balanced Washes and Wipes
ULTIMATE ODOR PROTECTION
with Boric Acid

- **Summer's Eve Odor Protection product off to a strong early start**
- Supported by compelling omnichannel campaign that makes consumers think differently **about Summer's Eve**

Brand-Building Strategy Positions Summer's Eve for Return to Growth

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 25 RESULTS
6

Hydralyte: Proven Long-Term Brand-Building Example

Hydralyte

TTM Sales* Growth


+16% CAGR
Q1 FY20
Q1 FY25

Multiple Touchpoints Across Retail & Digital

Retail


82%
REHYDRATE
SUNDAY
REHYDRATION

Digital


EVERYDAY

Omnichannel Campaign Reaching Over 3MM
Unique Consumers Across Each Channel Respectively

Household penetration of approximately 10%; continuing to drive category growth

*TTM as of 06/30/24 and 6/30/19

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 25 RESULTS
7

F I R S T Q U A R T E R F Y 2 5 R E S U L T S II. Financial Overview

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Q1 FY 25 Performance Highlights Q1 FY 25 Q1 FY 24 Dollar values in millions, except per share data. $267.1 $79.7 $0.90 $279.3 $94.0 $1.06 Revenue EBITDA Adj. Diluted EPS (4.4%) (15.2%) (15.1%) Revenue(1) of $267.1 million, down 4.3% vs. prior year excluding foreign currency(1) Adjusted Diluted EPS(2) of $0.90 EBITDA(2) of $79.7 million down vs. prior year owing to timing of costs 9 (2) (2)

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Q1 FY 25 Q1 FY 24 % Chg Total Revenue 267.1$ 279.3$ (4.4%) Gross Profit 146.0 154.7 (5.6%) % Gross Margin 54.7% 55.4% A&M 39.4 36.2 8.7% % Total Revenue 14.7% 13.0% G&A 28.9 27.7 4.4% % Total Revenue 10.8% 9.9% D&A (excl. COGS) 5.7 5.6 2.5% Operating Income 72.0$ 85.2$ (15.4%) % Margin 27.0% 30.5% Adj. Diluted EPS (2) 0.90$ 1.06$ (15.1%) EBITDA (2) 79.7$ 94.0$ (15.2%) % Margin 29.8% 33.6% 3 Months Ended Comments ◼ Organic Revenue(1) down 4.3% vs. prior year – Clear Eyes sales above expectations via shipment timing – International segment up 5.3% excluding currency – Double-digit growth in eCommerce ◼ Gross Margin of 54.7% owing to higher air freight ◼ A&M of 14.7% of Revenue, up vs. prior year as expected ◼ G&A of 10.8% of Revenue due to timing of costs ◼ EBITDA Margin of 29.8%, down vs. prior year due to timing of costs as expected ◼ Adj. Diluted EPS(2) of $0.90 down vs. prior year due to timing of costs but above expectations via Q1 revenue timing FY 25 First Quarter Consolidated Financial Summary Dollar values in millions, except per share data 10

Industry Leading Free Cash Flow Trends

Free Cash Flow



Q1 FY 25
Q1 FY 24
15.0%
$53.6
$46.6
Free Cash Flow(2)

Dollar values in millions

Comments

- Q1 Free Cash Flow[2] of $53.6 million up vs. prior year
  - Maintaining full-year free cash flow outlook[5]
  - Strong business attributes continue to drive Free Cash Flow
- Net Debt at June 30 of $1.1 billion[2]; leverage ratio[3] of 2.8x at end of Q1
- Repurchased approximately 400,000 shares for $26 million

Prestige Consumer Healthcare
FIRST QUARTER FY 25 RESULTS
11

F I R S T Q U A R T E R F Y 2 5 R E S U L T S III. FY 25 Outlook

FY 25 Outlook Unchanged

Top Line Trends

- Remain well-positioned in dynamic macro environment
- Continue to emphasize brand-building on leading brands
- Revenues of $1,125 to $1,140 million
  - Organic growth of approximately 1% ex-FX
  - Still anticipate Clear Eyes supply disruptions to mostly abate by end of Q2

EPS

- Adjusted Diluted EPS(4) of $4.40 to $4.46
- Expect earnings growth to reaccelerate as supply challenges subside

Free Cash Flow & Allocation

- Free Cash Flow(5) of $240 million or more
- Capital allocation decisions focused on maximizing shareholder value

PrestigeConsumer HEALTHCARE
FIRST QUARTER FY 25 RESULTS
13

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Q&A

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measures in the attached Reconciliation Schedules and / or our earnings release dated August 8, 2024 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 8, 2024 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects covenant defined Net Debt / EBITDA. (4) Adjusted Diluted EPS for FY 25 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Diluted EPS in the attached Reconciliation Schedules and/or in our earnings release dated August 8, 2024 in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP Diluted EPS adjusted for certain discrete tax items. (5) Free Cash Flow for FY 25 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release dated August 8, 2024 in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 15

F I R S T Q U A R T E R F Y 2 5 R E S U L T S Three Months Ended June 30, 2024 2023 (In Thousands) GAAP Net Income 49,068$ 53,276$ Interest expense, net 13,137 17,719 Provision for income taxes 9,345 15,437 Depreciation and amortization 8,124 7,543 Non-GAAP EBITDA 79,674$ 93,975$ Non-GAAP EBITDA Margin 29.8% 33.6% Three Months Ended June 30, 2024 2023 (In Thousands) GAAP Total Revenues 267,142$ 279,309$ Revenue Change (4.4%) Adjustments: Impact of foreign currency exchange rates - (169) Total adjustments -$ (169)$ Non-GAAP Organic Revenues 267,142$ 279,140$ Non-GAAP Organic Revenue Change (4.3%) EBITDA Margin 16 Reconciliation Schedules Organic Revenue Change

F I R S T Q U A R T E R F Y 2 5 R E S U L T S 17 Reconciliation Schedules (Continued) Adjusted Diluted EPS Three Months Ended June 30, 2024 2023 Net Income Diluted EPS Net Income Diluted EPS (In Thousands, except per share data) GAAP Net Income and Diluted EPS 49,068$ 0.98$ 53,276$ 1.06$ Adjustments: Normalized tax rate adjustment(a) (4,030) (0.08) - - Total Adjustments (4,030) (0.08) - - Non-GAAP Adjusted Net Income and Adjusted Diluted EPS 45,038$ 0.90$ 53,276$ 1.06$ (a) Income tax adjustment to adjust for discrete income tax items. Free Cash Flow Three Months Ended June 30, 2024 2023 (In Thousands) GAAP Net Income 49,068$ 53,276$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 14,326 18,188 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (8,618) (23,377) Total adjustments 5,708 (5,189) GAAP Net cash provided by operating activities 54,776 48,087 Purchase of property and equipment (1,152) (1,477) Non-GAAP Free Cash Flow 53,624$ 46,610$

F I R S T Q U A R T E R F Y 2 5 R E S U L T S 18 Reconciliation Schedules (Continued) Projected Adjusted Diluted EPS Projected Free Cash Flow (In millions) Projected FY'25 GAAP Net Cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected FY'25 Non-GAAP Free Cash Flow 240$ Low High Projected FY'25 GAAP Diluted EPS 4.48$ 4.54$ Adjustments: Normalized tax rate adjustment (a) (0.08) (0.08) Total Adjustments (0.08) (0.08) Projected FY'25 Non-GAAP Adjusted Diluted EPS 4.40$ 4.46$ (a) Income tax adjustment to adjust for discrete income tax items.